NETRIX CORPORATION
                          13595 Dulles Technology Drive
                             Herndon, Virginia 20171

                          ----------------------------
                             SUBSCRIPTION AGREEMENT
                          ----------------------------


      Re:   $4,000,000 OF SERIES A 8% CONVERTIBLE PREFERRED STOCK
            -----------------------------------------------------

Dear Purchaser:

            Netrix Corporation, a Delaware corporation (the "Company"), is offering to sell up to $4,000,000 of Series A 8% Convertible Preferred Stock of the Company (the "Preferred Stock") to certain "accredited investors" (as defined under the Securities Act of 1933 (the "Securities Act")). The terms of this offering (the "Offering") are set forth in a Confidential Private Placement Memorandum dated April 22, 1999, as the same may be amended or supplemented (the "Offering Memorandum"). The purchase price per share of Preferred Stock is the greater of $13.75 or five times the closing bid price for the Company's Common Stock (the "Common Stock") on the Nasdaq National Market for the 10 trading day period immediately preceding the first closing in the Offering. The Preferred Stock is being offered by the Company pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The Offering will be made by the Company on an "all or none" basis as to the first $2,000,000 of Preferred Stock and a "best efforts" basis as to the remaining $2,000,000 of Preferred Stock. The minimum subscription is $100,000, subject to waiver to the discretion of the Company.

            The Preferred Stock is subject to the benefits of a Registration Rights Agreement, a form of which is available upon request from the Company
(the "Registration Rights Agreement") providing for registration of the Common Stock issuable upon conversion of the Preferred Stock and any Common Stock issuable as a dividend on the Preferred Stock. The designations, powers, preferences and rights of the Preferred Stock and the qualifications, limitations and restrictions of the Preferred Stock are set forth in a Certificate of Designations, the form of which is available upon request from the Company (the "Certificate of Designations"). The Certificate of Designations will be filed with the Secretary of State of the State of Delaware immediately prior to the initial closing in the Offering.

            Subscriptions shall be paid by check or wire transfer and deposited in an escrow account maintained by Republic National Bank of New York, New York, New York (the "Escrow Agent") until accepted by the Company. This subscription may be accepted by the Company at any time after receipt of subscriptions for at least $2,000,000 of Preferred Stock and prior to the end of the Offering Period (as defined in Section 1(c)). If your subscription is not accepted, your subscription payment will be immediately returned to you. At the time the Company accepts subscriptions, certificates representing the Preferred Stock will be issued by the Company to the investors.

     1. SUBSCRIPTION; THE OFFERING.

     (a) By your execution of this Subscription Agreement and delivery of the subscription amount to the Company, you hereby irrevocably subscribe to purchase the amount of Preferred Stock set forth on the signature page of this Agreement.

     (b) Subscription payments by check should be made payable to "Republic National Bank of New York, as The Escrow Agent for Netrix Corporation" and should be delivered, together with two fully executed and completed copies of this Subscription Agreement to:

               Mr. James McCullough
               Renwick Corporate Finance, Inc.
               50 East 42nd Street, Suite 1306
               New York, New York 10017
               Telephone:  (212) 490-2387

If you prefer to wire your subscription payment directly to the Escrow Agent, please contact Mr. McCullough at the above address and phone number to obtain wiring instructions.

     (c) The Offering will expire on May 15, 1999, subject to extension by the Company at its discretion (the "Offering Period"). Any subscriptions received after the end of the Offering Period or received but not accepted prior to the end of the Offering Period will be returned in full.

     (d) This subscription is subject to the terms and conditions of the Offering which are described herein and in the Offering Memorandum. Upon acceptance by the Company of this subscription, and following clearance of funds, the Company will deliver to you a Preferred Stock certificate in the amount subscribed for and a signed Subscription Agreement and Registration Rights Agreement.

     2. ACCEPTANCE OR REJECTION OF SUBSCRIPTIONS. You agree that all subscriptions for Preferred Stock (including this subscription) are made subject to the following terms and conditions (as well as the terms and conditions set forth in the Offering Memorandum):

     (a) All subscriptions payments will be held in an escrow account maintained at the Escrow Agent until accepted or rejected by the Company.

     (b) The Company may accept subscriptions received by it in such order and at such time, prior to termination of the Offering, as the Company may, in its sole discretion, determine, provided that no subscription may be accepted until at least $2,000,000 of Preferred Stock is subscribed for.

     (c) The Company shall have the right, in its sole discretion, to reject any subscription in whole or in part for any reason.

     (d) Any subscription received but not accepted by the Company prior to the end of the Offering Period or received by the Company after the end of the Offering Period will be rejected by the Company.

     (e) If your subscription is rejected by the Company for any reason, the Escrow Agent shall promptly return (subject to delay as necessary to permit funds deposited to clear) to you your executed Subscription Agreements together with all funds paid by you, without deduction and without interest.

     (f) If your subscription is accepted only in part, then the Escrow Agent shall promptly return (subject to delay as necessary to permit funds deposited to clear) to you that part of all funds paid by you relating to that part of your subscription which is not accepted, without deduction and without interest.

     3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. You hereby represent and warrant to, and agree with, the Company as follows:

     (a) You are an "Accredited Investor" as that term is defined in Section 501(a) of Regulation D promulgated under the Securities Act. Specifically you are (EACH INVESTOR MUST CHECK APPROPRIATE ITEM(S)):

      |_|(i) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in
         Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

      |_|(ii) A private  business  development  company  as  defined  in Section
         202(a)(22) of the Investment Advisers Act of 1940;

      |_|(iii) An  organization  described in Section  501(c)(3) of the Internal
         Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

      |_| (iv)  A director or executive officer of the Company;

      |_|(v) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

      |_|(vi) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

      |_|(vii) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b) (2) (ii); or

      |_|(viii) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, you must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an accredited investor.)

     (b) If you are a natural person, you are: a bona fide resident of the state contained in your address set forth on the signature page of this Agreement as your home address; at least 21 years of age; and legally competent to execute this Agreement. If you are an entity, you are duly authorized to execute this Agreement and this Agreement, when executed and delivered by you, will constitute your legal, valid and binding obligation enforceable against you in accordance with its terms.

     (c) You have received, read carefully and are familiar with this Agreement, the Offering Memorandum, the Certificate of Designations and the Registration Rights Agreement. Respecting the Company, its business, plans and financial condition, the terms of the Offering, the Preferred Stock and any other matters relating to the Offering: you have received and reviewed the Offering Memorandum and all other materials which have been requested by you; and the Company has answered all inquiries that you or your representatives have put to it. You have had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement, the Offering Memorandum and any other materials furnished herewith, and you have taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

     (d) You or your purchaser representative have such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect your interests in connection with this transaction, and your investment in the Company hereunder is not material when compared to your total financial capacity.

     (e) You understand the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, but not limited to, the risks of losing your entire investment.

     (f) You will acquire the Preferred Stock for your own account (or for the joint account of you and your spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and that you have no present intention of distribution or selling to others any of such interest or granting any participation therein.

     (g) Without limiting any of your other representations and warranties hereunder, you acknowledge that you have reviewed and are aware of the Risk Factors set forth in the Offering Memorandum.

     4. TRANSFER RESTRICTIONS.

     (a) You agree not to sell any Common Stock acquired upon conversion of Preferred Stock prior to May 15, 2000, unless (and to the extent) such shares have been released from this obligation in accordance with the following provisions of this Section 4(a).

     (i) If the average closing bid price for the Common Stock on the Nasdaq National Market over a period of 10 consecutive trading days is at least 125% of the initial conversion price of the Preferred Stock set forth in the Certificate of Designations, then 25% of your Common Stock will be released from the sales restriction effective at that time.

     (ii) If the average closing bid price for the Common Stock on the Nasdaq National Market over a period of 10 consecutive trading days is at least 156% of the initial conversion price of the Preferred Stock set forth in the Certificate of Designations, then an additional 25% of your Common Stock (50% total) will be released from the sales restriction effective at that time.

     (iii)If the average closing bid price for the Common Stock on the Nasdaq National Market over a period of 10 consecutive trading days is at least 195% of the initial conversion price of the Preferred Stock set forth in the Certificate of Designations, then an additional 25% of your Common Stock (75% total) will be released from the sales restriction effective at that time.


     (iv) If the average closing bid price for the Common Stock on the Nasdaq National Market over a period of 10 consecutive trading days is at least 244% of the initial conversion price of the Preferred Stock set forth in the Certificate of Designations, then all remaining Common Stock will be released from the sales restriction effective at that time.


     (b) You have been advised by the Company that the Preferred Stock and the Common Stock issuable upon conversion of the Preferred Stock or as dividends thereon (collectively, the "Securities") have not been registered under the Securities Act, that the Securities will be issued on the basis of the exemption provided by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any Federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Company's reliance thereon is based in part upon the representations made by you in this Agreement. You acknowledge that you have been informed by the Company of, or are otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities. In particular, you agree that no sale, assignment or transfer of the Securities shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Securities is registered under the Securities Act, it being understood that the Securities are not currently registered for sale and that the Company has no obligation or intention to so register the Securities except as contemplated by the Registration Rights Agreement, or (ii) the Securities are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, it being understood that Rule 144 is not available at the present time for the sale of the Securities, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Securities Act. You acknowledge that the Securities shall be subject to a stop transfer order and the certificate or certificates evidencing any Securities shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED FOR INVESTMENT ONLY AND NOT FOR RESALE. THEY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE
               SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS FIRST REGISTERED UNDER SUCH LAWS, OR UNLESS THE COMPANY HAS RECEIVED EVIDENCE REASONABLY SATISFACTORY TO IT THAT REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED."

     5. INDEMNIFICATION. You acknowledge that you understand the meaning and legal consequences of the representations and warranties contained in Section 3 hereof and the agreement contained in Section 4 hereof, and you hereby agree to indemnify and hold harmless the Company and each officer, director, employee, agent and controlling person thereof from and against any and all loss, damage or disability due to or arising out of a breach of any such representation or warranty.

     6. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company and you, and our respective successors and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

     7. MISCELLANEOUS.

     (a) All notices and other communications provided for hereunder shall be in writing, and, if to you, shall be delivered or mailed by registered mail addressed to you at your address as set forth below, or to such other address as you may designate to the Company in writing, and if to the Company, shall be delivered or mailed by registered mail to the Company at 13595 Dulles Technology Drive, Herndon, Virginia 20171, Attention: President, or to such other address as the Company may designate to you in writing, with a copy to Kelley Drye & Warren LLP, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, Attention: Jay R. Schifferli. All such notices shall be effective one day after delivery or three days after mailing.

     (b) This Agreement shall be construed in accordance with and governed by the internal laws of the State of Virginia without reference to that State's conflicts of laws provisions.

     (c) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.

     (d)  This   Agreement   may  be  executed  in  one  or  more   counterparts
representing, however, one and the same agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

                                    Very truly yours,

                                    NETRIX CORPORATION



                                    By: _________________________________
                                         Name:
                                         Title:

                SIGNATURE PAGE FOR SUBSCRIPTION BY INDIVIDUALS

          (NOT APPLICABLE TO SUBSCRIPTIONS BY ENTITIES, INDIVIDUALS
                RETIREMENT ACCOUNT, KEOGH PLANS OR ERISA PLAN)

TOTAL SUBSCRIPTION AMOUNT $ ____________________.  [THIS MUST BE COMPLETED.]

--------------------------------------------------------------------------------
Check One:

|_|  INDIVIDUAL OWNER                   |_|  CUSTODIAN UNDER
     (One signature required below)          UNIFORM GIFTS TO MINORS ACT

|_|  JOINT TENANTS WITH RIGHT
     OF SURVIVORSHIP                       _____________________________________
     (All tenants must sign below)          (Insert applicable state)
                                            (Custodian must sign below)

|_|  TENANTS IN COMMON                  |_|  COMMUNITY PROPERTY
     (All tenants must sign below)           (Both spouses in community
                                              property states must sign below)
--------------------------------------------------------------------------------

PRINT INFORMATION AS IT IS TO APPEAR ON THE COMPANY RECORDS.

----------------------------------------  --------------------------------------
(Name of or Subscriber)                   (Social Security or Taxpayer ID No.)

----------------------------------------  --------------------------------------

----------------------------------------  --------------------------------------
(Home Address)                            (Home Telephone)

----------------------------------------

----------------------------------------  --------------------------------------
(Business Address)                        (Business Telephone)

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----------------------------------------  --------------------------------------
(Name of Co-Subscriber)                   (Social Security or Taxpayer ID No.)

----------------------------------------

----------------------------------------  --------------------------------------
(Home Address)                            (Home Telephone)

----------------------------------------

----------------------------------------  --------------------------------------
(Business Address)                        (Business Telephone)
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                                  SIGNATURE(S)

Dated:-------------------------------

 (1) By:--------------------------------- (2) By:-------------------------------
        Signature of Authorized Signatory        Signature or Authorized
                                                 Co-Signatory

----------------------------------------  --------------------------------------
Print Name of Signatory and Title,        Print Name of Co-Signatory and Title,
if applicable                             if applicable

================================================================================
ACCEPTED AND AGREED:
NETRIX CORPORATION


By:-----------------------------------    Dated:--------------------------------

                 SIGNATURE PAGE FOR SUBSCRIPTION BY ENTITIES


TOTAL SUBSCRIPTION AMOUNT $___________________.  [THIS MUST BE COMPLETED.]

--------------------------------------------------------------------------------
Check one:
    |_| EMPLOYEE BENEFIT PLAN OR TRUST (including pension plan, profit sharing plan, other defined contribution plan and SEP)

    |_|  IRA, IRA ROLLOVER OR KEOGH PLAN

    |_|  TRUST (other than employee benefit trust)

    |_|  CORPORATION   (Please include certified corporate resolution
         authorizing signature)

    |_|  PARTNERSHIP

    |_|  OTHER -----------------------------------------------------------------
--------------------------------------------------------------------------------


PRINT INFORMATION AS IT IS TO APPEAR ON THE COMPANY RECORDS.

----------------------------------------        --------------------------------
(Name of Subscriber)                            (Taxpayer ID No.)


----------------------------------------        --------------------------------
                                                (Plan number, if applicable)

----------------------------------------        --------------------------------
(Address)                                       (Telephone Number)

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Name and Taxpayer ID number of sponsor, if applicable

      The undersigned trustee, partner, corporate officer or fiduciary certificates that he or she has full power and authority from all beneficiaries, partners or shareholders of the entity named above to execute this Subscription Agreement on behalf of the entity and to make the representations, warranties and agreements made herein on their behalf and that investment in the Securities has been affirmatively authorized by the governing board or body of such entity and is not prohibited by law or the governing documents of the entity.

                                   SIGNATURES


Dated:---------------------------------


By:------------------------------------  By:-----------------------------------
   Signature of Authorized Signatory        Signature of Authorized Co-Signatory


   ------------------------------------     ------------------------------------
   Print Name of Signatory                  Print Name of Required Co-Signatory


   ------------------------------------     ------------------------------------
   Print Title of Signatory                 Print Title of Required Co-Signatory


ACCEPTED AND AGREED:
NETRIX CORPORATION

By:------------------------------------      Dated:-----------------------------